                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 31, 1996


                               WEEKS CORPORATION
             (Exact name of registrant as specified in its charter)


   Georgia                      011-13254                      58-1525322
   -------                      ---------                      ----------
  (State of                  (Commission File                (IRS Employer
Incorporation)                    Number)                 Identification No.)


                    4497 Park Drive, Norcross, Georgia 30093
                    ----------------------------------------
         (Address of principal executive offices, including zip code)


                                 (770)923-4076
                                 -------------
             (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

On December 31, 1996 (the "Initial Closing"), Weeks Realty, L.P., a Georgia limited partnership (the "Operating Partnership") closed the first phase of its previously disclosed transaction with Lichtin Properties, Inc., and its affiliated entities ("Lichtin") by acquiring 14 completed and in-service industrial and suburban office buildings (the "Initial Acquisition Properties") in the Raleigh-Durham-Chapel Hill area of North Carolina for aggregate acquisition consideration of approximately $89.4 million, and approximately 37 net usable acres of undeveloped land and options to acquire an additional 177 net usable acres of undeveloped land (the "Initial Acquisition Land") for total acquisition consideration of approximately $3.3 million. The Initial Acquisition Properties total approximately 1.1 million square feet of leasable space and had an average occupancy as of December 31, 1996 of approximately 96%. The acquisition was consummated pursuant to certain acquisition agreements (the "Acquisition Agreements") by and among the Operating Partnership, Weeks Corporation, a Georgia corporation (together with the Operating Partnership, the "Company"), and Lichtin. The Company initially disclosed the transaction in its Current Report on Form 8-K dated November 5, 1996 and filed on November 6, 1996 (the "November Current Report").

The Acquisition Agreements provide for Lichtin to combine its property portfolio, management team and business operations with and into the Company in exchange for shares of common stock of Weeks Corporation ("Shares"), units of limited partnership interest ("Units") in the Operating Partnership, cash and the assumption of debt. Lichtin's principal owner, Harold S. Lichtin, joined the Company as a member of senior management and all of the approximately 50 other employees of Lichtin were employed by the Company. Mr. Lichtin has also been elected to the Company's Board of Directors. In order to maintain the independent majority on the Board of Directors, the Company intends to add one additional director. In addition, Mr. Lichtin was granted options to purchase 40,000 Shares at a per Share price equal to the closing price of the Shares on the New York Stock Exchange on December 31, 1996 ($33.25).

Condiseration for the Initial Acquisition Properties and Initial Acquisition Land consisted of 282,178 Shares and 565,459 Units having an aggregate agreed upon value of approximately $21.4 million, based on the average per Share trading price of the Shares ($25.25) for the 20 trading days immediately preceeding the date on which the parties signed the letter of intent relating to the acquisition (July 3, 1996), aproximately $8.6 million of cash, the assumption of approximately $47.6 million of mortgage indebtedness with a weighted average interest rate of approximately 8.5%, and the assumption and repayment of other indebtedness through borrowings under the Company's line of credit of approximately $15.1 million.

The Acquisition Agreements also provide for the Company to acquire from Lichtin in 1997 five completed and in-service properties (the "1997 Acquisition Properties"), which total approximately 300,000 square feet and had average occupancy as of December 31, 1996 of 92%. Four of the 1997 Acquisition Properties totaling approximately 210,000 square feet are expected to be acquired by January 31, 1997, for agreed upon acquisition consideration of approximately $8.2 million, consisting of the assumption of approximately $6.7 million of mortgage indebtedness with an average interest rate of approximately 9.0%, and the issuance of approximately 56,000 Units (with an agreed upon value per Unit of $25.25). The additional 1997 Acquisition Property totaling approximately 85,000 square feet is expected to be acquired on or about August 31, 1997, for agreed upon acquisition consideration of $5.2 million, consisting entirely of the assumption of mortgage indebtedness, which the Company currently intends to refinance through borrowings under the Company's line of credit. The Company will be the property and leasing manager for the 1997 Acquisition Properties until they are acquired.

The Acquisition Agreements further provide for the Company to acquire from Lichtin six completed and in-service properties with a total of 370,734 square feet (the "Northern Telecom Properties"), which are 100% leased through June 2005 to Northern Telecom, Inc., ("Northern Telecom"). The Northern Telecom Properties currently account for approximately $2.9 million of annual base rent, which will equal approximately 4% of the Company's total annual base rent, pro forma for the acquisitions of the Initial Acquisition Properties, the 1997 Acquisition Properties, the Northern Telecom Properties and the acquisition of the Nashville Properties described in the Company's Current Report on Form 8-K dated November 1, 1996 and filed with the Securities and Exchange Commission on November 6, 1996. Northern Telecom would become the Company's largest tenant measured by annualized base rent.

The Company expects to acquire the Northern Telecom Properties on or about July 1, 1997, for agreed upon acquisition consideration of approximately $23.1 million, consisting of the assumption of approximately $17.4 million of mortgage indebtedness with an average interest rate of approximately 8.9%, the assumption and repayment through borrowings under the Company's line of credit of approximately $3 million of other indebtedness, approximately $1 million in cash, and the issuance of approximately $1.7 million of Units (with an agreed upon value per Unit based on the average closing price of the Shares for the 20 trading days preceding the acquisition, subject to a minimum value per Unit of $25.25 and a maximum value per Unit of $27.00).

If, however, Northern Telecom exercises the first of its two early termination options described in the November Current Report, the closing of one or more of the Northern

Telecom Properties could be delayed until the earlier of the date of substantial re-leasing, or June 30, 2000. The acquisition consideration for any Northern Telecom Property acquired by the Company under these circumstances would be computed based on annualized in-place Net Operating Income (as defined below) capitalized at a rate of 10.5%. "Net Operating Income" is defined under the Acquisition Agreements as gross annualized rental income, including reimbursables (assuming that reimbursements may include management fees calculated on total revenues, less reimbursements in certain cases for utilities), for the ensuing twelve (12) month period less a five percent (5%) vacancy factor (computed on the entire building deemed to be or actually one hundred percent (100%) leased, less any portion of that building leased for ten
(10) years or longer) and less approved pro forma annual operating expenses (which shall be deemed to include a four percent (4%) management fee on total revenues, an allocation of specified management office expenses and a reserve of five cents ($.05) per square foot per annum for bulk industrial and business distribution space, eight cents ($.08) per square foot per annum for business service space and ten cents ($.10) per square foot per annum for suburban office space, as adjusted for certain other factors described in the Acquisition Agreements. The acquisition consideration would also be paid in the form of Units, cash of $1 million, and the assumption of indebtedness; however, the Units would be valued at the average closing price of the Shares for the 20 trading days prior to the acquisition.

The Acquisition Agreements also provide for the acquisition of four buildings (the "Development Properties") currently under development or in lease-up. The Development Properties total approximately 324,000 square feet and will be acquired over time as each Development Property achieves stabilization (generally, 95% occupancy), but in no event later than June 30, 1998. The acquisition consideration for each Development Property will equal the greater of (i) estimated Net Operating Income, as defined above, capitalized at 10.4%, or (ii) the cost of development.

Consideration for each Development Property will consist of Units (with an agreed upon value per Unit based on the average closing price of the Shares for the 20 trading days prior to the acquisition of such Development Property, except that for any Development Property acquired on or before July 1, 1997, the value per Unit will be subject to a minimum value of $25.25 and a maximum value of $27.00) and the assumption of construction indebtedness, which the Company expects to refinance through borrowings under its line of credit.

Based on the pricing formula described above, and assuming the four Development Properties achieve their budgeted Net Operating Income by their respective budgeted stabilization dates, the Company believes the total acquisition consideration for the four

Development Properties will be approximately $26.2 million, consisting of approximately $4.1 million of Units and the assumption of approximately $22.1 million of construction indebtedness. The Company will be the development and leasing manager for the Development Properties until they are acquired. At December 31, 1996, the Development Properties were pre-leased on average 44%.

The Acquisition Agreements further provide for the acquisition by the Company of approximately 71 net usable acres of additional undeveloped land (the "Undeveloped Land") in staged acquisitions over the next four to five years. All of the Undeveloped Land is located in five business parks formerly developed and controlled by Lichtin. Approximately 5 net usable acres of the Undeveloped Land are expected to be acquired by the end of 1997 for approximately $1 million in Units (with an agreed upon value per Unit of $25.25). The Company expects to acquire the remaining approximately 66 net usable acres of Undeveloped Land in approximately equal installments over the next four to five years for a total of $7.4 million, also paid in Units (with an agreed upon value per Unit based on the average closing price of the Shares for the 20 trading days preceding the acquisition of such Undeveloped Land). In addition, the Company will pay for certain infrastructure and engineering costs associated with the Undeveloped Land.

The Company currently estimates that fees and expenses of the North Carolina acquisitions will total approximately $1.2 million.

The following tables set forth certain information concerning the Initial Acquisition Properties, the 1997 Acquisition Properties, the Northern Telecom Properties, and the Development Properties:

Initial Acquisition Properties
--------------------------------------------------------------------------------
Business Park/                            Square      12/31/96        Year
Property                                   Feet       Occupancy   Constructed
--------------------------------------------------------------------------------
Perimeter Park West
  1400 Perimeter Park West                 44,916        100%         1991
  1500 Perimeter Park West                 81,196         91%         1996
  1600 Perimeter Park West                 94,897        100%         1994
  1800 Perimeter Park West                 55,636        100%         1994
--------------------------------------------------------------------------------
  Subtotal                                276,645         97%
--------------------------------------------------------------------------------
Interchange Plaza
  Interchange Plaza I                      37,630        100%         1993
  Interchange Plaza II                     69,491        100%         1995
--------------------------------------------------------------------------------
  Subtotal                                107,121        100%
--------------------------------------------------------------------------------
Enterprise Center
  Enterprise Center I                     106,583        100%         1993
  Enterprise Center II                    104,158         83%         1995
--------------------------------------------------------------------------------
  Subtotal                                210,741         92%
--------------------------------------------------------------------------------
Metro Center
  Metro Center I                           75,000        100%         1989
  Metro Center II                          59,927        100%         1990
  Metro Center III                        137,500         98%         1992
--------------------------------------------------------------------------------
  Subtotal                                272,427         99%
--------------------------------------------------------------------------------
Perimeter Park
  900 Perimeter Park                       50,231        100%         1982
Woodlake Center
  Woodlake I                              108,000        100%         1994
Other
  6501 Weston Parkway                      93,351         86%         1996
--------------------------------------------------------------------------------
Total Initial Acquistiion Properties    1,118,516         96%
--------------------------------------------------------------------------------

1997 Acquisition Properties
--------------------------------------------------------------------------------
Business Park/                         Square         12/31/96       Year
Property                                Feet         Occupancy    Constructed
--------------------------------------------------------------------------------
Research Triangle Industrial Center
  RTIC I & II                           85,129          100%         1982
  RTIC III                              42,712          100%         1982
  RTIC IV                               26,500          100%         1982
--------------------------------------------------------------------------------
  Subtotal                             154,341          100%
--------------------------------------------------------------------------------
Perimeter Park
  1000 Perimeter Park                   56,436           96%         1982
Perimeter Park West
  1100 Perimeter Park West              84,950           74%         1990
--------------------------------------------------------------------------------
Total 1997 Acquisition Properties      295,727           92%
--------------------------------------------------------------------------------

Northern Telecom Properties
--------------------------------------------------------------------------------
Business Park/                         Square         12/31/96       Year
Property                                Feet         Occupancy    Constructed
--------------------------------------------------------------------------------
Perimeter Park
  100 Perimeter Park                    55,664          100%         1987
  200 Perimeter Park                    55,664          100%         1987
  300 Perimeter Park                    55,664          100%         1986
  400 Perimeter Park                    74,088          100%         1983
  500 Perimeter Park                    74,017          100%         1985
  800 Perimeter Park                    55,637          100%         1984
--------------------------------------------------------------------------------
Total Northern Telecom Properties      370,734          100%
--------------------------------------------------------------------------------

Development Properties
--------------------------------------------------------------------------------
Business Park/                         Square         12/31/96       Year
Property                                Feet        Pre-leasing   Constructed
--------------------------------------------------------------------------------
Woodlake Center
  Woodlake III                          97,200           56%         1997
Regency Forest
  Regency-Sprint                       100,000           40%         1997
Perimeter Park West
  2000 Perimeter Park West              55,636            0%         1997
Enterprise Center
  Enterprise III                        70,848           64%         1997
--------------------------------------------------------------------------------
Total Development Properties           323,684           44%
--------------------------------------------------------------------------------

This Current Report contains forward-looking information that is subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Among those risks and uncertainties are the general economic climate; the supply of and demand for industrial and suburban office properties in Raleigh-Durham-Chapel Hill, North Carolina and the Southeast; risks associated with the development and acquisition of properties; including risks that the development, acquisition or lease-up may not be completed on schedule, that tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference is made to the Company's other filings with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

        The audited historical financial statements of Lichtin required by this
        Item 7(a) were previously filed as Exhibit A to the November Current Report and are incorporated herein by reference to such filing. The interim historical financial statements of Lichtin Properties required by this Item 7(a) are not currently available. Such interim financial statements will be filed as soon as practicable and in no event later than 60 days after the date that this Current Report is required to be filed.

(b)     Pro Forma Financial Information.

        The pro forma financial information required by this Item 7(b) is not currently available. Such pro forma financial information will be filed as soon as practicable and in no event later than 60 days after the date that this Current Report is required to be filed.

(c)     Exhibits.


Exhibit Number       Description
--------------       -----------

2.1 Contribution Agreement by and between Harold S. Lichtin and Weeks Realty, L.P., dated December 31, 1996.

2.2 Agreement and Plan of Merger by and among Lichtin Properties, Inc., Harold S. Lichtin and Weeks Corporation, dated December 31, 1996.

2.3 Contribution Agreement for Northern Telecom Properties, among the Contributors identified therein (the "Contributors") and Weeks Realty, L.P. doing business as Weeks Realty Limited Partnership, dated December 31, 1996.

2.4 Contribution Agreement (Perimeter Park West Land) among Harold S. Lichtin, Marie Antoinette Robertson, and Perimeter Park West Associates, and Weeks Realty, L.P. doing business as Weeks Realty Limited Partnership, dated December 31, 1996.

2.5 Contribution Agreement for Completed Properties Lichtin Portfolio among the Contributors and Weeks Realty, L.P. doing business as Weeks Realty Limited Partnership, dated December 31, 1996.

2.6 Contribution Agreement for Development Properties and Regency Forrest Land among the Contributors and Weeks Realty, L.P. doing business as Weeks Realty Limited Partnership, dated December 31, 1996.

3.1                  Third Amended and Restated Bylaws of Weeks Corporation.

10.1 Registration Rights and Lock-Up Agreement by and among Weeks Corporation and Harold S. Lichtin, Noel A. Lichtin, Marie A. Robertson, Amy R. Ehrman, Roland G. Robertson and Perimeter Park West Associates Limited Partnership, dated December 31, 1996.

10.2 Registration Rights and Lock-Up Agreement for Post-June 30, 1998 Units by and among Weeks Corporation and Harold S. Lichtin, Noel A. Lichtin, Marie A. Robertson, Amy R. Ehrman, Roland G. Robertson and Perimeter Park West Associates Limited Partnership, dated December 31, 1996.

10.3 Employment Agreement by and between Harold S. Lichtin and Weeks Corporation, dated December 31, 1996.

10.4 Noncompetition Agreement by and between Harold S. Lichtin and Weeks Corporation and its Affiliates, dated December 31, 1996.

10.5 Indemnification Agreement by and between Weeks Corporation and Harold S. Lichtin, dated December 31, 1996.

10.6 Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P. by and among Harold S. Lichtin, Noel A. Lichtin, Marie Antoinette Robertson, Amy R. Ehrman, Roland G. Robertson and Perimeter Park West Associates Limited Partnership, Weeks GP Holdings, Inc. and Weeks Corporation, dated December 31, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WEEKS CORPORATION
                                        Registrant


Date: January 14, 1997                  /s/David P. Stockert
                                       ---------------------------
                                        David P. Stockert
                                        Senior Vice President and
                                        Chief Financial Officer

Exhibit Number       Description
--------------       -----------

2.1 Contribution Agreement by and between Harold S. Lichtin and Weeks Realty, L.P., dated December 31, 1996.

2.2 Agreement and Plan of Merger by and among Lichtin Properties, Inc., Harold S. Lichtin and Weeks Corporation, dated December 31, 1996.

2.3 Contribution Agreement for Northern Telecom Properties, among the Contributors identified therein (the "Contributors") and Weeks Realty, L.P. doing business as Weeks Realty Limited Partnership, dated December 31, 1996.

2.4 Contribution Agreement (Perimeter Park West Land) among Harold S. Lichtin, Marie Antoinette Robertson, and Perimeter Park West Associates, and Weeks Realty, L.P. doing business as Weeks Realty Limited Partnership, dated December 31, 1996.

2.5 Contribution Agreement for Completed Properties Lichtin Portfolio among the Contributors and Weeks Realty, L.P. doing business as Weeks Realty Limited Partnership, dated December 31, 1996.

2.6 Contribution Agreement for Development Properties and Regency Forrest Land among the Contributors and Weeks Realty, L.P. doing business as Weeks Realty Limited Partnership, dated December 31, 1996.

3.1                  Third Amended and Restated Bylaws of Weeks Corporation.

10.1 Registration Rights and Lock-Up Agreement by and among Weeks Corporation and Harold S. Lichtin, Noel A. Lichtin, Marie A. Robertson, Amy R. Ehrman, Roland G. Robertson and Perimeter Park West Associates Limited Partnership, dated December 31, 1996.

10.2 Registration Rights and Lock-Up Agreement for Post-June 30, 1998 Units by and among Weeks Corporation and Harold S. Lichtin, Noel A. Lichtin, Marie A. Robertson, Amy R. Ehrman, Roland G. Robertson and Perimeter Park West Associates Limited Partnership, dated December 31, 1996.

10.3 Employment Agreement by and between Harold S. Lichtin and Weeks Corporation, dated December 31, 1996.

10.4 Noncompetition Agreement by and between Harold S. Lichtin and Weeks Corporation and its Affiliates, dated December 31, 1996.

10.5 Indemnification Agreement by and between Weeks Corporation and Harold S. Lichtin, dated December 31, 1996.

10.6 Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P. by and among Harold S. Lichtin, Noel A. Lichtin, Marie Antoinette Robertson, Amy R. Ehrman, Roland G. Robertson and Perimeter Park West Associates Limited Partnership, Weeks GP Holdings, Inc. and Weeks Corporation, dated December 31, 1996.

                                      -1-